UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2016

FORTUNE CAPITAL FINANCIAL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-189401	46-2497498
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1528 Brookhollow Drive Santa Ana, CA 92705
(Address of principal executive offices)

(714) 581-4335
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On July 8, 2016, Fortune Capital Financial Holding Corp. (the “Company”) received the resignation of D. Brooks and Associates CPA’s, P.A. (“DB”) as the Company’s independent registered public accounting firm. DB performed the audit of the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013. DB has not issued any report on any financial statements of the Company that contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, other than the substantial doubt that the Company would continue as a going concern. The reports of DB were prepared on a going concern basis but the Company's recurring losses from operations and negative cash flows from operating activities raise substantial doubt about its ability to continue as a going concern.

During the subsequent interim period preceding DB’s resignation: (i) there were no disagreements between the Company and DB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of DB, would have caused DB to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K. On July 12, 2016, the Company provided DB with a copy of the disclosures it is making above in response to Item 4.01 in this Current Report on Form 8-K, and requested that DB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with those disclosures. A copy of the resulting letter from DB, dated July 12, 2016 is filed as exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective on July 11, 2016, the Board approved the engagement of Anton & Chia, LLP (“A&C”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2014, and the subsequent interim period prior to the engagement of A&C, the Company has not consulted A&C regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of D. Brooks and Associates CPA's, P.A., dated July 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE CAPITAL FINANCIAL HOLDING CORPORATION

Date: July 13, 2016	By:	/s/ Huaishan Cao
Name: Huaishan Cao
Title: President